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                                                                 EXHIBIT 10.19.4

                                AMENDMENT # 6 TO
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT


        THIS AMENDMENT #6 TO SYSTEM EQUIPMENT PURCHASE AGREEMENT (this "Amendment") is made effective as of February 5, 2001, by and between CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Owner"), and ERICSSON WIRELESS COMMUNICATIONS INC., a Delaware corporation ("Vendor").


                                    RECITALS

        WHEREAS, Owner and Vendor entered into that certain System Equipment Purchase Agreement dated as of September 20, 1999, as modified by Amendment #1 and Amendment #2 thereto, both of which are dated November 28, 2000, Amendment #3 thereto, dated December 18, 2000, and Amendment #4 and Amendment #5 thereto, both of which are dated December 27, 2000 (the "Contract"); and

        WHEREAS, Owner entered into that certain Credit Agreement dated as of October 20, 2000, by and among Cricket Communications Holdings, Inc., Owner, the lenders party thereto and Ericsson Credit AB, as administrative agent, as modified by Amendment No. 1 thereto, dated as of the date hereof; and

        WHEREAS, Owner and Vendor wish to enter into this Amendment to provide for the issuance of certain Purchase Orders by Owner to Vendor under the Contract;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:


                                    AGREEMENT

1.      Interpretation.

        1.1 Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Contract.

        1.2 The words "hereof", "herein", and "hereunder" and words of similar import when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of the Amendment, and section and exhibit references (if any) are to this Amendment unless otherwise specified or the context otherwise requires.

        1.3 The meanings given to terms defined in this Amendment are equally applicable to both the singular and plural forms of such terms.



[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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2.      Amendment of Contract.

        2.1 Section 1.1 of the Contract is amended by adding the following additional definition thereto in appropriate alphabetical order:

                        "Credit Agreement" shall mean that certain Credit
                Agreement dated as of October 20, 2000, by and among Cricket Communications Holdings, Inc., Owner, the lender parties thereto and Ericsson Credit AB, as administrative agent, as amended, modified or supplemented from time to time.

        2.2 Section 2.10 of the Contract is redesignated as Section 2.10(a) thereof.

        2.3 A new subsection 2.10(b) is added to the Contract to read as follows:

                        (b) The Credit Agreement originally provided for Loans
                to Owner in an aggregate principal amount at any date not to exceed [*] of the price of Products and Services purchased and paid on or before such date under this Contract, plus [*] (the "Initial Cap" with respect to such date), provided that at no given time could the maximum principal amount committed therein exceed $495,000,000. The Credit Agreement is now being amended so that, until December 31, 2001, Owner may borrow Loans in an aggregate principal amount at any date not to exceed [*] of the price of Products and Services purchased and paid on or before such date under this Contract, plus [*], up to the maximum principal amount of $495,000,000. In consideration of Ericsson Credit AB agreeing to that amendment, the Parties agree that, on or before any date on which Owner shall borrow any amount under the Credit Agreement, Owner shall have provided Vendor with irrevocable, unconditional purchase orders under this Contract for Specification compliant Products manufactured by Vendor, or manufactured by third parties for Vendor's offerings to customers generally and/or Services provided by Vendor (and not by third parties) that: (i) are delivered to Vendor between January 11, 2001 and the date of such borrowing, (ii) are for Products and/or Services to be deployed in markets other than Spokane, WA, Reno, NV, Boise, ID, and Salem, OR, and (iii) have an aggregate Purchase Price equal to a minimum of [***]. The delivery dates for all said Products and Services being ordered under said purchase orders shall be subject to the lead times provided for under this Contract and said delivery dates shall be for no later than [***]. (As used in this Section 2.10(b), the terms "Loans" and "Purchase Price" shall have the meanings set forth in the Credit Agreement.).



[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



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3.      Execution.

        3.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of them taken together shall constitute one and the same amendment.

        3.2 Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

4. Full Force and Effect. Except as expressly modified in this Amendment, the Contract shall remain unmodified and in full force and effect.

5. Interpretation. In the event of any conflict between the terms of this Amendment and the Contract, the terms of this Amendment shall prevail with respect to the subject matter herein.

6. Entirety of Amendment. This Amendment to the Contract together with Amendment No.1 to the Credit Agreement shall supercede in its entirety that certain letter agreement by and among the parties, Cricket Communications Holdings, Inc., Vendor and Ericsson Credit AB, dated January 11, 2001, regarding "Ericsson Vendor Financing."

        IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives effective as of the date first set forth above.

                                            "OWNER"
                                            CRICKET COMMUNICATIONS, INC.,
                                            a Delaware corporation

                                            By: /s/ GLENN UMETSU
                                               ---------------------------------
                                            Name: Glenn Umetsu
                                                 -------------------------------
                                            Title: VP -- Engineering and Market
                                                   Launches
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                                            "VENDOR"
                                            ERICSSON WIRELESS COMMUNICATIONS
                                            INC., a Delaware corporation

                                            By: /s/ AKE PERSSON
                                               ---------------------------------
                                            Name: AKE PERSSON
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------